Sales and advertising expense	9 Months Ended
Sep. 30, 2020
Sales and advertising expense
Sales and advertising expense

19      Sales and advertising expense

Sales and advertising expense is comprised of the following:

	For the three months ended		For the nine months ended
	September 30,		September 30,
In thousands of EUR	2020	2019	2020	2019
Sales and advertising staff costs	1,955	1,950	6,548	5,763
Sales and advertising campaigns	4,235	11,825	15,736	34,766
Sales and advertising expense	6,190	13,775	22,284	40,529

The reduction registered in the Sales and advertising expense for the three and nine months ended on September 30, 2020, is primarily due to continued enhancements to our performance marketing strategy across search and social media channels, including through more granular segmentation of our target market with differentiated campaigns and content for each segment.